PROSPECTUS	May 30, 2004, as amended
December 15, 2004

(415) 398-8000
600 Montgomery Street  •  San Francisco, California 94111

        Permanent Portfolio Family of Funds, Inc. (“Fund”) is a mutual fund that contains four separate “Portfolios,” each with its own separate investment policy. Investors may invest in any one or in any combination of the Portfolios. The Fund’s four Portfolios are:

        The Permanent Portfolio, which invests a fixed Target Percentage of its net assets in gold, silver, Swiss franc assets, stocks of U.S. and foreign real estate and natural resource companies, aggressive growth stocks and dollar assets such as U.S. Treasury bills and bonds.

        The Treasury Bill Portfolio, which invests in short-term U.S. Treasury bills and notes.

        The Versatile Bond Portfolio, which invests in a diversified portfolio of short-term (remaining maturity of twenty-four months or less) corporate bonds rated “A” or higher by Standard & Poor’s.

        The Aggressive Growth Portfolio, which invests in stocks and stock warrants of U.S. companies selected for high profit potential.

        The Fund is a no-load fund. Investors may purchase and redeem shares in any Portfolio directly with the Fund without payment of commission.

        This Prospectus is designed to provide you with information you should know before investing in any of the Fund’s Portfolios. You should read this entire document and retain it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

RISK / RETURN SUMMARY	i

BAR CHARTS	iii
Permanent Portfolio	iii
Treasury Bill Portfolio	iv
Versatile Bond Portfolio	v
Aggressive Growth Portfolio	vi

PERFORMANCE TABLES	vii

EXPENSE TABLE	viii

SUMMARY OF OTHER FEATURES	ix

OPTIONAL SERVICES AND CHARGES	xi

FINANCIAL HIGHLIGHTS	1
Permanent Portfolio	1
Treasury Bill Portfolio	2
Versatile Bond Portfolio	3
Aggressive Growth Portfolio	4

OBJECTIVES AND POLICIES	5
Tax Planning	5
Dividends and Tax Planning	5

THE FOUR PORTFOLIOS	5
Permanent Portfolio	6
Treasury Bill Portfolio	7
Versatile Bond Portfolio	8
Aggressive Growth Portfolio	8
Risk Factors and Special Considerations	9

MANAGEMENT	12
Investment Adviser	12

CONSULTANTS	13

DISTRIBUTIONS AND TAXES	13

COMPUTATION OF NET ASSET VALUES	15

PURCHASE OF SHARES FROM THE FUND	16

REDEMPTION OF SHARES BY THE FUND	17
Written Redemption Requests	17
Telephone Redemption Requests	18
Redemption Limitations	18

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES	19
Automatic Investment Plan	19
Portfolio Exchange	19
Distribution Options	20
Systematic Withdrawal Plan	20
Individual Retirement Account Plans	20
Check Redemptions – Treasury Bill Portfolio and
Versatile Bond Portfolio Only	21
Limitations	21

SERVICE CHARGES	21

DISTRIBUTION OF SHARES	22

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT	22

REPORTS	22
Advertising	22

RISK / RETURN SUMMARY

        This Summary describes the features of an investment in the Fund. Please read the entire Prospectus for more complete information before you invest.

Investment Objectives, Principal Strategies and Risks

        The Fund is a no-load, diversified management investment company consisting of four Portfolios: Permanent Portfolio, Treasury Bill Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio. Each of the Fund’s four Portfolios has a separate investment policy and separate investment objectives or goals. Each Portfolio follows the strategy of undertaking, where practicable, to minimize or defer the recognition of taxable income by its shareholders.

        There is, of course, no assurance that any Portfolio will achieve its objective. Loss of money is a risk of investing in the Fund, especially in the case of the Aggressive Growth Portfolio. In addition, please see “Risk Factors and Special Considerations” for a description of the investments held by each Portfolio and the risks that would attend an isolated purchase of any one of those investments.

        Permanent Portfolio

        The objective of the Fund’s Permanent Portfolio is to preserve and increase the purchasing power value of its shares over the long term. Its strategy is to invest a fixed Target Percentage of its net assets in gold, silver, Swiss franc assets, stocks of U.S. and foreign real estate and natural resource companies, aggressive growth stocks and dollar assets such as U.S. Treasury bills and bonds. To maintain the Portfolio’s Target Percentages, the Permanent Portfolio invests in gold and silver bullion and bullion-type coins, Swiss franc denominated deposits and bonds of the federal government of Switzerland of any maturity, stocks of U.S. and foreign companies whose assets consist primarily of real estate and natural resources such as oil and minerals, stock warrants and stocks of U.S. companies that are expected to have a higher price volatility than the stock market as a whole, and short-term U.S. Treasury securities and corporate bonds rated “A” or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), and having a remaining maturity of twenty-four months or less. The Permanent Portfolio may invest in shares of companies of small- or mid-capitalization; however, at least 60% of its investment in aggressive growth stocks will ordinarily be in securities listed on the New York Stock Exchange.

        Prices of gold, silver, stocks and stock warrants are subject to market risk and have experienced wide fluctuations from time to time. The Swiss franc is subject to the risk that inflation will decrease in the United States, or rise in Switzerland. While Switzerland has historically been a politically stable nation, Swiss government bonds are subject to some risk of default, and their credit quality is not rated by U.S. rating agencies. Stocks of real estate and natural resource companies are particularly subject to irregular price fluctuations due to the nature of the assets owned by the companies. Volatile stocks are subject to greater market risk of price declines, especially during periods when the prices of U.S. stock market investments in general are declining. Companies with smaller capitalization tend to rely on fewer product lines and smaller customer bases than larger companies. Accordingly, the prices of the stocks in such companies can be expected to be more volatile and influenced more by changes in the economy as a whole. Many foreign stock markets are not as developed or efficient as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. companies. In addition, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers, banks and listed companies than in the United States. Prices of U.S. Treasury bills and bonds and short-term corporate bonds are also subject to market risk and decrease when prevailing interest rates rise. Short-term corporate bonds rated “A” or higher by Standard & Poor’s are also subject to some risk of default. Viewed in isolation, some of the assets of the Permanent Portfolio, such as gold, stock warrants and long-term bonds would be considered highly speculative. However, the Fund’s management believes that the various investments are subject to different (and, in some cases, contrary) risks, so that the value of the Permanent Portfolio’s investments in the aggregate will be subject to less risk, over the long term, than the risk associated with any one of the investments taken by itself.

i

        Even if the Permanent Portfolio does achieve its objective over the long term, it is subject to the risk of suffering substantial short-term losses from time to time, since investment prices generally respond to changes in the pattern of inflation with lags and delays that are impossible to foresee.

        Treasury Bill Portfolio

        The objective of the Fund’s Treasury Bill Portfolio is to earn high current income for the Portfolio, consistent with safety and liquidity of principal. Its strategy is to invest at least 80% of its assets in short-term U.S. Treasury bills and notes. It also invests in U.S. Treasury bonds and notes having a remaining maturity of thirteen months or less. The Treasury Bill Portfolio, unlike most money market funds (which distribute their investment income daily and maintain a constant net asset value per share), follows a dividend policy that permits (but does not assure) its net asset value per share to rise. An investment in the Treasury Bill Portfolio is subject to the risk of market changes in prices and yields of short-term U.S. Treasury securities. Prices of short-term U.S. Treasury securities like those that the Portfolio invests in go down when prevailing interest rates rise.

        Versatile Bond Portfolio

        The objective of the Fund’s Versatile Bond Portfolio is to earn high current income for the Portfolio, while limiting risk to principal. Its strategy is to invest at least 80% of its assets in a diversified portfolio of corporate bonds rated “A” or higher by Standard & Poor’s and having a remaining maturity of twenty-four months or less. Unlike most short-term bond funds that pay out dividends periodically, the Versatile Bond Portfolio follows a dividend policy that permits (but does not assure) its net asset value per share to rise. An investment in the Versatile Bond Portfolio is subject to the risk of market changes in prices and yields of short-term corporate bonds. Prices of short-term corporate bonds go down when prevailing interest rates rise. Such price changes generally are smaller than changes in the prices of long-term corporate, municipal or U.S. Treasury bonds. Also, corporate bonds generally are not guaranteed by any government agency and are subject to the risk of default.

        Aggressive Growth Portfolio

        The objective of the Fund’s Aggressive Growth Portfolio is to achieve high (greater than for the stock market as a whole), long-term appreciation in the value of its shares. Its strategy is to invest in stocks and stock warrants of U.S. companies selected by the Fund’s investment adviser for high profit potential. The Aggressive Growth Portfolio may invest in shares of companies of small- or mid-capitalization; however, at least 60% of its assets will ordinarily be invested in securities listed on the New York Stock Exchange. The Fund’s investment adviser seeks to select stocks that are expected to have higher price volatility than the stock market as a whole, including stocks of companies in high technology industries, companies developing or exploiting new products or services and companies whose shares are valued primarily for potential growth in earnings, dividends or asset values. Such investments, particularly those in high technology industries, are subject to greater market risk of price declines, especially during periods when the prices of U.S. stock market investments in general are declining. In addition, companies with smaller capitalization tend to rely on fewer product lines and smaller customer bases than larger companies. Accordingly, the prices of the stocks in such companies can be expected to be more volatile and influenced more by changes in the economy as a whole.

BAR CHARTS

Permanent Portfolio

The bar chart below and the performance table on page vii provide an indication of the risks of investing in the Permanent Portfolio by showing changes in its performance from year to year over the last ten calendar years and by showing how its average annual total returns for the one-, five- and ten-year periods ended December 31, 2003 compare to the performance of the Citigroup 3-Month U.S. Treasury Bill Index. The bar chart assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee. If such fee were reflected, the return in the year of initial investment would be less than those shown. How the Permanent Portfolio has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. The bar chart does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

During the ten years shown in the bar chart above, the Permanent Portfolio’s highest return during one calendar quarter was 7.86% (quarter ending September 30, 1997) and its lowest return during one calendar quarter was -3.18% (quarter ending March 31, 1997). The Permanent Portfolio’s year-to-date return through the latest calendar quarter was 5.51% (quarter ending March 31, 2004).

BAR CHARTS

Treasury Bill Portfolio

The bar chart below and the performance table on page vii provide an indication of the risks of investing in the Treasury Bill Portfolio by showing changes in its performance from year to year over the last ten calendar years and by showing how its average annual total returns for the one-, five- and ten-year periods ended December 31, 2003 compare to the performance of the Citigroup 3-Month U.S. Treasury Bill Index. The bar chart assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee. If such fee were reflected, the return in the year of initial investment would be less than those shown. How the Treasury Bill Portfolio has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. The bar chart does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

During the ten years shown in the bar chart above, the Treasury Bill Portfolio’s highest return during one calendar quarter was 1.35% (quarter ending December 31, 2000) and its lowest return during one calendar quarter was -.09% (quarter ending September 30, 2003). The Treasury Bill Portfolio’s year-to-date return through the latest calendar quarter was .02% (quarter ending March 31, 2004).

BAR CHARTS

Versatile Bond Portfolio

The bar chart below and the performance table on page vii provide an indication of the risks of investing in the Versatile Bond Portfolio by showing changes in its performance from year to year over the last ten calendar years and by showing how its average annual total returns for the one-, five- and ten-year periods ended December 31, 2003 compare to the performance of the Citigroup AAA/AA 1-3 Year Corporate Index, a component of the Citigroup Broad Investment-Grade (BIG) Bond Index. The bar chart assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee. If such fee were reflected, the return in the year of initial investment would be less than those shown. How the Versatile Bond Portfolio has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. The bar chart does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

During the ten years shown in the bar chart above, the Versatile Bond Portfolio’s highest return during one calendar quarter was 2.60% (quarter ending September 30, 2001) and its lowest return during one calendar quarter was -.64% (quarter ending March 31, 2002). The Versatile Bond Portfolio’s year-to-date return through the latest calendar quarter was .46% (quarter ending March 31, 2004).

v

BAR CHARTS

Aggressive Growth Portfolio

The bar chart below and the performance table on page vii provide an indication of the risks of investing in the Aggressive Growth Portfolio by showing changes in its performance from year to year over the last ten calendar years and by showing how its average annual total returns for the one-, five- and ten-year periods ended December 31, 2003 compare to the performance of the Dow Jones Industrial Average and the Standard & Poor’s 500 Stock Index. The bar chart assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee. If such fee were reflected, the return in the year of initial investment would be less than those shown. How the Aggressive Growth Portfolio has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. The bar chart does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

During the ten years shown in the bar chart above, the Aggressive Growth Portfolio’s highest return during one calendar quarter was 27.47% (quarter ending December 31, 1998) and its lowest return during one calendar quarter was -21.40% (quarter ending September 30, 2002). The Aggressive Growth Portfolio’s year-to-date return through the latest calendar quarter was -1.34% (quarter ending March 31, 2004).

PERFORMANCE TABLES

	Average Annual Total Returns(1)
	(for the periods ended December 31, 2003)

	Past 1 Year	Past 5 Years	Past 10 Years

PERMANENT PORTFOLIO
Return Before Taxes	20.44%	8.86%	6.62%
Return After Taxes on Distributions	19.99%	7.96%	5.71%
Return After Taxes on Distributions and Sale of Fund Shares	13.35%	7.18%	5.25%

Citigroup 3-Month U.S. Treasury Bill Index (2)(3)	1.08%	3.50%	4.30%

TREASURY BILL PORTFOLIO
Return Before Taxes	.02%	2.38%	3.23%
Return After Taxes on Distributions	(.20)%	1.25%	2.03%
Return After Taxes on Distributions and Sale of Fund Shares	.01%	1.33%	2.01%

Citigroup 3-Month U.S. Treasury Bill Index (2)(3)	1.08%	3.50%	4.30%

VERSATILE BOND PORTFOLIO
Return Before Taxes	.96%	3.92%	4.42%
Return After Taxes on Distributions	(.33)%	2.45%	3.00%
Return After Taxes on Distributions and Sale of Fund Shares	.80%	2.46%	2.91%

Citigroup AAA/AA 1-3 Year Corporate Index (2)(4)	1.99%	4.49%	5.28%

AGGRESSIVE GROWTH PORTFOLIO
Return Before Taxes	37.46%	6.71%	12.32%
Return After Taxes on Distributions	37.46%	6.30%	11.83%
Return After Taxes on Distributions and Sale of Fund Shares	24.35%	5.68%	10.85%

Dow Jones Industrial Average (2)(5)	28.07%	4.50%	12.98%
Standard & Poor’s 500 Stock Index (2)(5)	28.53%	.06%	11.03%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	Returns shown reflect reinvested interest and dividends as applicable, but do not reflect a deduction for fees, expenses or taxes. You cannot invest directly in an index.

(3)	The Citigroup 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. Prior to April 7, 2003, the index was known as the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.

(4)	The Citigroup AAA/AA 1-3 Year Corporate Index is a component of the Citigroup Broad Investment-Grade (BIG) Bond Index. It is market-capitalization weighted and includes bonds rated AAA or AA by Standard & Poor’s or Moody’s Investor Services, Inc. with maturities of one to three years and a minimum amount outstanding of $100 million. Prior to April 7, 2003, the index was known as the Salomon Smith Barney AAA/AA 1-3 Year Corporate Index.

(5)	The Dow Jones Industrial Average is an average of the stock prices of 30 large companies and represents a widely recognized unmanaged portfolio of common stocks. The Standard & Poor’s 500 Stock Index is a market-capitalization weighted index of common stocks and also represents an unmanaged portfolio.

EXPENSE TABLE

The table below briefly describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
One-time account start-up fee	$35.00
Optional services:
Exchange fee (by telephone)	$ 5.00 per exchange
Check redemptions (Treasury Bill Portfolio
and Versatile Bond Portfolio only)	$ 1.00 per check
Bank-to-bank wire transfer	$15.00 per wire
Overnight delivery	$15.00 per delivery

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Permanent	Treasury Bill	Versatile Bond	Aggressive Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Management fees(1)	1.19%	1.19%	1.19%	1.19%
Other expenses
Other operating expenses	.39%	.28%	.23%	.45%

Total other expenses	.39%	.28%	.23%	.45%

Total operating expenses	1.58%	1.47%	1.42%	1.64%

(1)	For at least through the end of calendar year 2004, the Fund’s investment adviser intends voluntarily to waive portions of the investment advisory (management) fee payable by the Treasury Bill Portfolio and by the Versatile Bond Portfolio to the extent that either Portfolio’s investment advisory fee would exceed an annual rate of 11/16ths of 1% (.6875%), in the case of the Treasury Bill Portfolio, or 13/16ths of 1% (.8125%), in the case of the Versatile Bond Portfolio. Accordingly, after fee waivers, the investment advisory fee for the Treasury Bill Portfolio and the Versatile Bond Portfolio would actually be .69% and .81%, respectively, instead of 1.19%, and total operating expenses would be .97% and 1.04%, respectively. The Fund’s investment adviser may continue such voluntary waiver of fees, although it is not required to do so, and reserves the right to revoke, reduce or change the waiver prospectively upon five days written notice to the Fund.

Example

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Permanent	Treasury Bill	Versatile Bond	Aggressive Growth
	Portfolio	Portfolio	Portfolio	Portfolio

1 Year	$ 195	$ 184	$ 179	$ 201
3 Years	$ 532	$ 498	$ 483	$ 551
5 Years	$ 893	$ 835	$ 809	$ 924
10 Years	$ 1,907	$ 1,787	$ 1,731	$ 1,972

SUMMARY OF OTHER FEATURES

Other major features of the Fund include:

  Dividends and capital gain distributions (if any) paid annually.
  Tax planning at the Portfolio level to minimize or defer, where practicable, the recognition of taxable income or gains by its shareholders.
  Individual retirement account plans (i.e., Traditional and Roth IRAs, “IRA Plans”).
  $1,000 minimum initial investment in any Portfolio.
  $100 minimum additional investment in any Portfolio.
  No redemption or commission charge to redeem shares directly with the Fund.

Investment and Tax Planning

        The Fund was designed to provide its shareholders with a flexible tool for their investment and tax planning. In furtherance of that purpose, each of the Fund’s four Portfolios has its own particular investment policy, and each Portfolio’s shares may be purchased through IRA Plans sponsored by the Fund.

         Each Portfolio, to the extent consistent with its investment objectives, arranges its investments to favor opportunities for appreciation and seeks to hold appreciated investments for at least the minimum period required for sales of investments to qualify for long-term capital gain treatment. In addition, each Portfolio distributes its investment income to its shareholders as per-share dividends only once a year, in amounts at least sufficient to enable the Portfolio to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). (If a Portfolio were to distribute less than the minimum amount required for any year, which the Fund considers unlikely, it would become subject to federal income tax for that year.) This dividend policy may lessen a shareholder’s tax burden by deferring recognition of taxable income and/or by permitting a greater portion of the shareholder’s total return to be recognized as a capital gain on a redemption rather than as dividends, which are taxable as ordinary income. In the case of shares that pass to a shareholder’s estate, this dividend policy may eliminate income tax on a portion of the shareholder’s total return, due to a federal income tax provision which generally treats property acquired from a decedent as having a tax basis equal to its fair market value at the date of death.

        For shareholders holding their shares in a Portfolio continuously for longer than one year, the tax advantages to be achieved from the Portfolio’s dividend policy will vary depending on the amount and timing of redemptions of shares by the Portfolio’s shareholders in general. See “Objectives and Policies,” “The Four Portfolios” and “Distributions and Taxes.”

Investing in the Fund

        An investor may establish a Shareholder Account by sending a check ($1,000 minimum for each Portfolio invested in), together with a Shareholder Account Application, to the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201; please see “Purchase of Shares from the Fund.” Eligible investors may invest through the Fund’s IRA Plans. Existing shareholders may reinvest dividends and capital gain distributions, if any, through the Fund’s automatic reinvestment feature. See “Shareholder Account Services and Privileges – Distribution Options.”

Redemption of Shares

        A shareholder may voluntarily redeem any or all of the shares purchased in a Portfolio at that Portfolio’s net asset value next determined following receipt of a properly completed redemption request by the Fund’s transfer agent. Redemption requests may be made in writing or by telephone. See “Redemption of Shares by the Fund – Telephone Redemption Requests.” The cash proceeds of a telephone redemption will be sent to the shareholder’s individual bank account, either by check (via first class mail), by Electronic Funds Transfer (“EFT”), or by bank-to-bank wire if requested. Shareholders also may redeem shares in the Treasury Bill Portfolio and in the Versatile Bond Portfolio by writing a redemption check. In addition, the Fund offers a Systematic Withdrawal Plan whereby shareholders may receive periodic payments of a fixed amount. The Fund reserves a limited right to redeem shares in the Permanent Portfolio in kind; see “Risk Factors and Special Considerations – Target Percentages and In-Kind Redemptions.”

        Shareholders may redeem shares in one Portfolio and simultaneously reinvest the proceeds in another Portfolio by means of a Portfolio Exchange. See “Shareholder Account Services and Privileges – Portfolio Exchange.”

Computation of Net Asset Values

        The Fund calculates the net asset value for each Portfolio each business day as of the close of business of the New York Stock Exchange. All purchases and redemptions are effected at the price based on the next calculation of net asset value after the order is received.

Consultants

        The Fund and its investment adviser have retained Harry Browne and Douglas Casey as consultants at the expense of the Fund’s investment adviser. The consultants are available to the Fund’s officers and its investment adviser for discussion on general economic conditions and other matters; they do not advise the Fund or its investment adviser on the selection of specific investments.

Transfer Agent

        The Fund has retained U.S. Bancorp Fund Services, LLC as its transfer agent. The Fund’s management believes that its transfer agent is well qualified to provide shareholders with service that is timely, accurate and efficient. You may contact the transfer agent to inquire about your Shareholder Account or about the processing of your purchase and redemption requests by calling (800) 341-8900, or by writing to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201.

Shareholder Services Office

        The Shareholder Services Office is made available by the Fund’s investment adviser for the convenience of Fund shareholders. A shareholder or other interested investor may obtain a current Prospectus, Statement of Additional Information (“SAI”), Annual and/or Semi-Annual Report, Shareholder Account Application, IRA Plan Disclosure Statement and Custodial Account Agreement, applicable forms and other informational material regarding the Fund by calling the Shareholder Services Office at (800) 531-5142 or (254) 527-3102, or by writing to the Shareholder Services Office, 130 South Brune Street, Bartlett, Texas 76511 (Fax (254) 527-3406).

        After you have read the Prospectus, please contact the Shareholder Services Office if you have any questions about the policies or objectives of any of the Fund’s Portfolios. The experienced personnel at the Shareholder Services Office will welcome your inquiry.

x

OPTIONAL SERVICES AND CHARGES

Automatic investment plan	No charge.

Portfolio exchange
By telephone	$5.00 per exchange;
no limit to the number or frequency of exchanges.
In writing	No charge;
no limit to the number or frequency of exchanges.

Automatic reinvestment	No charge.

Telephone redemptions	No charge;
no minimum redemption size;
no limit to the number of telephone redemptions.

Electronic funds transfer (EFT)	No charge.

Check redemptions	$1.00 per check;
(Treasury Bill Portfolio and	no minimum check size;
Versatile Bond Portfolio only)	no limit to the number of check redemptions.

Bank-to-bank wire transfer	$15.00 per wire.

Systematic withdrawal plan	No charge.

Overnight delivery	$15.00 per delivery.

Assistance from the Shareholder Services Office at (800) 531-5142	No charge.

FINANCIAL HIGHLIGHTS

        These financial highlight tables are intended to help you understand each Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single share in a Portfolio. Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information is derived from the financial highlights in the Fund’s financial statements and has been audited by Tait, Weller & Baker, independent auditors, whose report dated March 8, 2004, along with the Fund’s financial statements, is included in the Fund’s Annual Report. The Annual Report is available without charge from the Shareholder Services Office.

                                                  ---------------------------------------------------------------------
                                                                         Permanent Portfolio
                                                  ---------------------------------------------------------------------
                                                                        Year ended January 31
                                                  ---------------------------------------------------------------------
                                                      2004            2003           2002         2001          2000
                                                  -----------     -----------    -----------  -----------   -----------

Net asset value, beginning of year                 $   20.89       $   18.59      $   18.29    $   17.44     $   18.71
                                                   ---------       ---------      ---------    ---------     ---------
  Income (loss) from investment operations:
    Net investment income (1)(2) .............           .11             .28            .27          .46           .43
    Net realized and unrealized gain (loss)
      on investments and foreign
      currencies .............................          3.82            2.47            .47         1.07          (.64)
                                                   ---------       ---------      ---------    ---------     ---------
      Total income (loss) from
        investment operations                           3.93            2.75            .74         1.53          (.21)

  Less distributions from:
    Net investment income  ...................          (.22)           (.19)          (.27)        (.16)         (.29)
    Net realized gain on investments (3) .....          (.08)           (.26)          (.17)        (.52)         (.77)
                                                   ---------       ---------      ---------    ---------     ---------
      Total distributions                               (.30)           (.45)          (.44)        (.68)        (1.06)
                                                   ---------       ---------      ---------    ---------     ---------

Net asset value, end of year                       $   24.52       $   20.89      $   18.59    $   18.29     $   17.44
                                                   =========       =========      =========    =========     =========

Total return (4) .............................        18.87%          14.90%          4.08%        8.91%       (1.11)%

Ratios / supplemental data:
  Net assets, end of year (in thousands) .....     $ 120,691       $  78,674      $  52,078    $  53,792     $  56,773
                                                   =========       =========      =========    =========     =========

  Ratio of expenses to average net assets ....         1.58%           1.34%          1.46%        1.41%         1.47%
  Ratio of net investment income
    to average net assets (2).................          .47%           1.42%          1.44%        2.57%         2.39%
  Portfolio turnover rate ....................        23.19%           1.06%          1.07%        7.60%        23.75%

(1)	Net investment income is based on average net assets per share outstanding during the year.
(2)	A change in accounting for the amortization of discounts and premiums had the effect of decreasing net investment income per share and the ratio of net investment income to average net assets by $.17 and .96%, respectively, during the year ended January 31, 2002.
(3)	Capital gain distribution pursuant to Section 852(b)(3) of the Code.
(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

                                                  -------------------------------------------------------------------
                                                                       Treasury Bill Portfolio
                                                  -------------------------------------------------------------------
                                                                        Year ended January 31
                                                  -------------------------------------------------------------------
                                                      2004           2003         2002          2001          2000
                                                  -----------    -----------  -----------   -----------   -----------

Net asset value, beginning of year                 $   66.58      $   67.69    $   68.94     $   67.88     $   67.97
                                                   ---------      ---------    ---------     ---------     ---------
  Income from investment operations:
    Net investment income (loss) (1)(2) ......          (.03)           .40         1.75          3.32          2.51
    Net realized and unrealized gain (loss)
      on investments (3) .....................           .05           (.07)         .04           .12          (.01)
                                                   ---------      ---------    ---------     ---------     ---------
      Total income from investment operations            .02            .33         1.79          3.44          2.50

  Less distributions from:
    Net investment income ....................          (.41)         (1.44)       (3.04)        (2.38)        (2.59)
                                                   ---------      ---------    ---------     ---------     ---------
      Total distributions                               (.41)         (1.44)       (3.04)        (2.38)        (2.59)
                                                   ---------      ---------    ---------     ---------     ---------

Net asset value, end of year                       $   66.19      $   66.58    $   67.69     $   68.94     $   67.88
                                                   =========      =========    =========     =========     =========

Total return (4) .............................          .03%           .49%        2.60%         5.10%         3.70%

Ratios / supplemental data:
  Net assets, end of year (in thousands) .....     $  55,293      $  66,516    $  71,202     $  75,640     $  81,059
                                                   =========      =========    =========     =========     =========

  Ratio of expenses to average net assets (2).          .97%           .90%        1.01%         1.01%         1.02%
  Ratio of net investment income (loss)
    to average net assets  ...................        (.05)%           .60%        2.56%         4.86%         3.70%

(1)	Net investment income (loss) is based on average net assets per share outstanding during the year.
(2)	Due to the waiver of investment advisory fees, the ratio of expenses to average net assets was reduced by .37% for the year ended January 31, 2004 and .50%, .50%, .50% and .50% for the years ended January 31, 2003, 2002, 2001 and 2000, respectively. Without this waiver, the net investment income or loss per share would have been $(.28) for the year ended January 31, 2004 and $.07, $1.16, $2.86 and $2.01 for the years then ended.
(3)	Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.
(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

                                                  -------------------------------------------------------------------
                                                                        Versatile Bond Portfolio
                                                  -------------------------------------------------------------------
                                                                         Year ended January 31
                                                  -------------------------------------------------------------------
                                                      2004          2003          2002          2001          2000
                                                  -----------   -----------   -----------   -----------   -----------

Net asset value, beginning of year                 $   60.82     $   60.38     $   59.67     $   58.38     $   58.83
                                                   ---------     ---------     ---------     ---------     ---------

  Income from investment operations:
    Net investment income (1)(2) .............           .87          1.53          2.38          2.82          2.44
    Net realized and unrealized gain (loss)
      on investments (3) .....................          (.26)          .65           .85          1.00          (.58)
                                                   ---------     ---------     ---------     ---------     ---------
      Total income from investment operations            .61          2.18          3.23          3.82          1.86

  Less distributions from:
    Net investment income ....................         (2.01)        (1.74)        (2.52)        (2.53)        (2.31)
    Net realized gain on investments (4) .....          (.54)           --            --            --            --
                                                   ---------     ---------     ---------     ---------     ---------
      Total distributions                              (2.55)        (1.74)        (2.52)        (2.53)        (2.31)
                                                   ---------     ---------     ---------     ---------     ---------

Net asset value, end of year                       $   58.88     $   60.82     $   60.38     $   59.67     $   58.38
                                                   =========     =========     =========     =========     =========

Total return (5) .............................         1.01%         3.62%         5.41%         6.58%         3.18%

Ratios / supplemental data:
  Net assets, end of year (in thousands) .....     $  20,735     $  20,891     $  26,032     $  20,394     $  18,065
                                                   =========     =========     =========     =========     =========

  Ratio of expenses to average net assets (2).         1.04%         1.02%         1.11%         1.02%         1.01%
  Ratio of net investment income
    to average net assets ....................         1.46%         2.52%         3.97%         4.78%         4.16%
  Portfolio turnover rate ....................        67.26%        69.58%       107.36%        96.36%        59.52%

(1)	Net investment income is based on average net assets per share outstanding during the year.
(2)	Due to the waiver of investment advisory fees, the ratio of expenses to average net assets was reduced by .38% for the year ended January 31, 2004 and .37, .38, .38% and .37% for the years ended January 31, 2003, 2002, 2001 and 2000, respectively. Without this waiver, the net investment income per share would have been $.65 for the year ended January 31, 2004 and $1.16, $2.05, $2.52 and $2.14 for the years then ended.
(3)	Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.
(4)	Capital gain distribution pursuant to Section 852(b)(3) of the Code.
(5)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

                                                  -------------------------------------------------------------------
                                                                       Aggressive Growth Portfolio
                                                  -------------------------------------------------------------------
                                                                          Year ended January 31
                                                  -------------------------------------------------------------------
                                                      2004          2003          2002          2001          2000
                                                  -----------   -----------   -----------   -----------   -----------

Net asset value, beginning of year                 $   58.14     $   78.69     $   83.76     $   83.61     $   69.13
                                                   ---------     ---------     ---------     ---------     ---------

  Income (loss) from investment operations:
    Net investment loss(1) ...................          (.63)         (.44)         (.65)         (.65)         (.78)
    Net realized and unrealized gain (loss)
      on investments  ........................         22.95        (20.11)        (4.10)         8.21         15.26
                                                   ---------     ---------     ---------     ---------     ---------
      Total income (loss) from investment
        operations                                     22.32        (20.55)        (4.75)         7.56         14.48

  Less distributions from:
    Net realized gain on investments (2) .....            --            --          (.32)        (7.41)           --
                                                   ---------     ---------     ---------     ---------     ---------
      Total distributions                                 --            --          (.32)        (7.41)           --
                                                   ---------     ---------     ---------     ---------     ---------

Net asset value, end of year                       $   80.46     $   58.14     $   78.69     $   83.76     $   83.61
                                                   =========     =========     =========     =========     =========

Total return (3) .............................        38.39%      (26.12)%       (5.67)%        10.05%        20.95%

Ratios / supplemental data:
  Net assets, end of year (in thousands) .....     $  23,628     $  18,607     $  23,919     $  25,601     $  23,938
                                                   =========     =========     =========     =========     =========

  Ratio of expenses to average net assets ....         1.64%         1.33%         1.41%         1.33%         1.73%
  Ratio of net investment loss to
    average net assets .......................        (.91)%        (.64)%        (.80)%        (.78)%       (1.02)%
  Portfolio turnover rate ....................         3.07%         4.92%         5.23%         5.62%         9.38%

(1)	Net investment loss is based on average net assets per share outstanding during the year.
(2)	Capital gain distribution pursuant to Section 852(b)(3) of the Code.
(3)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

OBJECTIVES AND POLICIES

        Each of the Fund’s Portfolios has its own investment objectives and policies, as explained below. The Fund itself is designed to provide its shareholders with a flexible tool for their investing and tax planning. (Investors should note that the Fund neither intends nor attempts to engage in separate tax planning for individual shareholders.)

        To further its shareholders’ individual investment programs, the Fund includes four separate and distinct Portfolios, each with its own investment policy. A shareholder may select a Portfolio or Portfolios in accordance with his or her own financial objectives, and may exchange all or a portion of his or her investment(s) from one Portfolio to another whenever he or she wishes.

Tax Planning

        To further its shareholders’ tax planning, the Fund sponsors IRA Plans, and the Fund’s four Portfolios have adopted policies which operate generally by deferring (but not eliminating) federal income tax with the intent of reducing the tax burden to the shareholders of any realized income or capital gains earned by the Fund. There is no assurance that such policies will be successful, nor is it possible to predict the extent to which a shareholder’s tax burden would be reduced by a successful application of the policies.

        Each of the Fund’s Portfolios, to the extent consistent with its investment objectives, follows a policy of seeking to hold appreciated investments for at least the minimum period required for sales of investments to qualify for long-term capital gain treatment. This policy can enable a Portfolio to distribute investment profits in the form of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) distributions, which are taxed less heavily for individual shareholders than dividends attributable to the Portfolio’s net investment income and the excess of its net short-term capital gain over net long-term capital loss. Any Portfolio may sell investments that have declined in value for the purpose of offsetting realized gain on investments that have appreciated in value.

        Each Portfolio also attempts, in furtherance of its objectives, to manage its investments in order to reduce its taxable income and to favor opportunities for asset appreciation, which would be free of current federal income taxation to the Portfolio and its shareholders. See “Distributions and Taxes.”

Dividends and Tax Planning

         Each Portfolio distributes its net investment income and net capital gains, if any, to its shareholders as per-share dividends only once a year, in amounts at least sufficient to enable the Portfolio to qualify for treatment as a regulated investment company under Subchapter M of the Code. Under the Code, a Portfolio is required to pay as dividends at least 90% of its investment company taxable income to qualify for such treatment. Each Portfolio treats as per-share dividends paid the proportionate amount of its investment company taxable income that is distributed in the form of redemption proceeds. By using this permitted method of calculating dividends paid, each Portfolio is able to reduce the amount of its dividends that are distributed to shareholders who have not redeemed their shares.

        Each Portfolio has incurred and will likely continue to incur a federal excise tax of 4% on its undistributed income and capital gains, if any. The federal excise tax reduces the benefit of distributing less than 100% of a Portfolio’s net investment income. Such undistributed amounts are retained by the Portfolio and reinvested to earn further income and gains. See “Distributions and Taxes.” To the extent that a Portfolio successfully executes its policy, the tax liability of a long-term shareholder or a shareholder who holds shares in the Portfolio on an ex-dividend date may be lessened (to an extent which the Fund cannot predict), without reducing the shareholder’s total return (dividends plus appreciation).

THE FOUR PORTFOLIOS

        Each of the Fund’s four Portfolios has its own pool of assets, and each Portfolio has adopted its own investment policy.

        Investors who wish to invest all or a portion of their capital in a way that does not depend on any particular outcome for the economy should consider purchasing shares in the Permanent Portfolio. Investors who wish to invest all or a portion of their capital in a way that seeks to provide a current return (which may be in the form of dividends, increases in net asset value per share, or some combination of the two) and stability of principal should consider purchasing shares in the Treasury Bill Portfolio. Investors who wish to invest all or a portion of their capital for the high current return that can be earned on high-grade, short-term, corporate bonds while limiting risk to principal should consider purchasing shares in the Versatile Bond Portfolio. Investors who wish to invest a portion of their capital to achieve high (greater than for the stock market as a whole), long-term appreciation should consider purchasing shares in the Aggressive Growth Portfolio.

        Investors may exchange all or a portion of their investment in the Fund from one Portfolio to another at any time.

        Except as indicated otherwise, the investment objectives and policies of each Portfolio, as described below, are fundamental. A Portfolio’s fundamental investment objective or policy can be changed only by a vote of a majority of the Portfolio’s outstanding shares.

Permanent Portfolio

        The objective of the Permanent Portfolio is to preserve and increase the “purchasing power” value of its shares over the long term. This goal would require the price of shares in the Permanent Portfolio to rise at a rate equal to or greater than the rate of general price inflation (or, in the event of a deflation in the economy, it would require the price of shares in the Permanent Portfolio to resist the decline in the general level of prices). If the Permanent Portfolio succeeds in meeting its objective, the amount of goods and services that can be purchased with an amount of money equivalent to a share in the Permanent Portfolio will hold steady (over the long term), or rise, and would do so regardless of the course of inflation.

        Investors should note that even if the Permanent Portfolio does achieve its objective over the long term, it may suffer substantial short-term losses from time to time, since investment prices generally respond to changes in the pattern of inflation with lags and delays that are impossible to foresee.

        The investment policy of the Permanent Portfolio reflects the opinion of its investment adviser that inflation rates and other economic events cannot be forecast with a high degree of reliability and that only investors who are willing to embrace a high degree of risk should act on such forecasts. An investment vehicle such as the Permanent Portfolio, whose goals include the preservation of purchasing power, should not depend on forecasts. Instead, it should acknowledge a broad range of economic possibilities and, in order to preserve purchasing power over the long term, should incorporate investments for each of them. For a further discussion of the investment strategy of the Permanent Portfolio, see “Objectives and Policies – Investment Strategy – Permanent Portfolio” in the Fund’s SAI.

        In pursuit of its objective of preserving and increasing the purchasing power value of its shares over the long term, the Permanent Portfolio, as its fundamental investment policy, invests a fixed “Target Percentage” of its net assets in each of the following categories:

Investment Category	Target Percentage

Gold	20%
Silver	5%
Swiss franc assets	10%
Stocks of U.S. and foreign real estate
and natural resource companies	15%
Aggressive growth stocks	15%
Dollar assets	35%
Total	100%

        The Fund will not alter the Permanent Portfolio’s Target Percentages or change the composition of its investment categories without prior authorization by the Portfolio’s shareholders. The Permanent Portfolio will buy or sell investments as needed to correct any discrepancy between its actual holdings in a given category and the Target Percentage for that category if such a discrepancy exceeds 1/10th of the Target Percentage. The Fund’s investment adviser does not attempt to anticipate short-term changes in the general price level of any investment category. Please see the SAI under “Objectives and Policies – Investment Categories” for a discussion of how each investment category works to achieve the Permanent Portfolio’s objectives, and under “Objectives and Policies – Strategic Portfolio Adjustments” for a discussion of those circumstances that might occasion a delay in portfolio adjustments.

        The Permanent Portfolio’s “Gold” holdings consist of gold bullion and bullion-type coins such as, for example, American Eagle gold coins and Canadian Maple Leaf gold coins.

        The Permanent Portfolio’s “Silver” holdings consist of silver bullion and bullion-type coins.

        The Permanent Portfolio’s “Swiss franc assets” consist of deposits of Swiss francs at Swiss or non-Swiss banks and the bonds and other securities of the federal government of Switzerland.

        The Permanent Portfolio’s “Stocks of U.S. and foreign real estate and natural resource companies” consist of stocks of companies whose assets consist primarily of real estate (such as timberland, ranching and farm land, raw land, and land with improvements and structures) and natural resources (such as oil, gas, coal, precious and non-precious metals).

        The Permanent Portfolio’s “Aggressive growth stocks” include stock warrants and stocks of U.S. companies that are more volatile than the stock market as a whole, and consist of the same types of investments in which the Aggressive Growth Portfolio may invest. See “The Four Portfolios – Aggressive Growth Portfolio.”

        The Permanent Portfolio’s “Dollar assets” include cash, U.S. Treasury bills and notes and U.S. Treasury bonds, and may include other U.S. dollar-denominated assets such as the obligations of U.S. Government agencies, high-grade, short-term, corporate bonds and banker’s acceptances which, in the opinion of the Fund’s management, are secure enough to escape default even under deflationary economic conditions. The average length to maturity of the Permanent Portfolio’s net dollar assets will not exceed fifteen years and corporate bonds so denominated have a Standard & Poor’s rating of “A” or higher and a remaining time to maturity of twenty-four months or less.

        The assets in each of the Permanent Portfolio’s investment categories are subject to certain risks. See “Risk Factors and Special Considerations” below for a discussion of the principal risks. See, also, “Objectives and Policies – Investment Categories” in the SAI for a discussion of other risks.

        Viewed in isolation, some of the Permanent Portfolio’s assets, such as gold and stock warrants, would be considered highly speculative. However, the Fund’s management believes that the various investments are subject to different (and, in some cases, contrary) risks, so that the value of the Permanent Portfolio’s investments in the aggregate will be subject to less risk, over the long term, than the risk associated with any one of the investments taken by itself.

        It is the Permanent Portfolio’s policy to arrange its investments, whenever feasible in keeping within the Permanent Portfolio’s Target Percentages, to reduce its net taxable income and to favor opportunities for asset appreciation. To the extent that this policy is successfully executed, the Permanent Portfolio’s net asset value per share will be greater than it would have been otherwise (since the amount of distributions to shareholders will be less), and the federal income tax liability incurred by shareholders will be reduced accordingly.

        The Permanent Portfolio follows the same tax planning and dividend policies as the Fund’s other Portfolios. These policies are intended generally to defer (not eliminate) the payment of federal income tax. The operation of this deferral may lessen a shareholder’s tax liability without reducing his total return (dividends plus appreciation). See “Objectives and Policies” and “Distributions and Taxes.”

Treasury Bill Portfolio

        The objective of the Treasury Bill Portfolio is to earn high current income for the Portfolio, consistent with safety and liquidity of principal.

        The Treasury Bill Portfolio, as its fundamental investment policy, invests exclusively in debt obligations of the United States Treasury. At least 80% of the Portfolio’s assets will consist of U.S. Treasury bills and notes. The balance of the assets may be invested in U.S. Treasury bonds having a remaining maturity of thirteen months or less. The dollar-weighted average length to maturity of the Portfolio’s investments will not exceed ninety days.

         The Treasury Bill Portfolio distributes its net investment income and net capital gains, if any, only once a year, in amounts at least sufficient to enable the Portfolio to qualify for treatment as a regulated investment company under Subchapter M of the Code. The Portfolio reduces the amount of its per-share dividends to the extent its investment company taxable income is distributed in the form of redemption proceeds. (The Treasury Bill Portfolio’s dividend policy differs from the dividend policies of most money market funds in this respect.) The Treasury Bill Portfolio’s dividend policy permits (but does not assure) the Portfolio’s net asset value per share to rise. As a result of this policy, the tax liability of a long-term shareholder or a shareholder who holds shares on an ex-dividend date may be lessened (to an extent which the Fund cannot predict), without reducing the shareholder’s total return (dividends plus appreciation).

        An investment in the Treasury Bill Portfolio should be considered for the portion of an investor’s capital for which the investor wishes to provide stability of principal while earning a current return (which may be in the form of dividends, increases in net asset value per share, or some combination of the two). An investor may desire such protection because he or she is uncertain about the future course of investment prices, because he or she expects investment prices in general to decline, because he or she wishes to make greater allowance for the possibility of economic deflation than does the Permanent Portfolio, or because he or she wishes to invest temporarily in a pool of liquid, short-term securities with a low degree of risk.

Versatile Bond Portfolio

        The objective of the Versatile Bond Portfolio is to earn high current income for the Portfolio, while limiting risk to principal. The Portfolio was designed to provide its shareholders with a versatile instrument for their investment and tax planning and may be suitable for investors in a variety of circumstances.

        The Versatile Bond Portfolio invests in high-grade, short-term corporate bonds selected by the Fund’s investment adviser for their ability to earn high current income and for their ability to protect principal. As a fundamental policy, at least 80% of the Portfolio’s assets will consist of such bonds.

        In order to limit risk to principal arising from defaults by corporate bond issuers, the Versatile Bond Portfolio invests only in bonds that have earned a rating of “A” or higher by Standard & Poor’s and which, in the opinion of the Fund’s management, are secure enough to escape default even under deflationary economic conditions. “AAA,” “AA” and “A” are the three highest of Standard & Poor’s eleven bond rating categories and mean, respectively, that in the judgment of Standard & Poor’s, a bond’s capacity to pay interest and repay principal is “extremely strong,” “very strong” or “strong.” The Portfolio does not invest in so-called “junk bonds.” The Portfolio further reduces risk by diversifying so that ordinarily no more than 5% of the value of its assets is invested in the bonds of any one issuer and no more than 25% is invested in the bonds of issuers in any one industry.

        The Versatile Bond Portfolio purchases only bonds with remaining maturities of twenty-four months or less, in order to limit risk to principal arising from changes in open-market interest rates. Prices of such short-term bonds tend to be much more stable than prices of long-term corporate, municipal or U.S. Treasury bonds.

        The Versatile Bond Portfolio follows the same tax planning and dividend policies as the Fund’s other Portfolios. These policies are intended to lessen a shareholder’s tax liability without reducing his total return (dividends plus appreciation). See “Objectives and Policies” and “Distributions and Taxes.” Even though the Versatile Bond Portfolio invests in short-term corporate bonds having little potential for appreciation, the Portfolio’s dividend policy permits (but does not assure) the Portfolio’s net asset value per share to rise.

        An investment in the Versatile Bond Portfolio should be considered for the portion of an investor’s capital that he or she wishes to protect from risk of substantial loss while earning a higher current return than available in U.S. Treasury securities (which may be in the form of dividends, increases in net asset value per share, or some combination of the two). The Versatile Bond Portfolio may be especially suitable for an investor who wishes to defer federal income tax liability for a portion of his or her return on an investment with high current income.

Aggressive Growth Portfolio

        The objective of the Aggressive Growth Portfolio is to achieve high (greater than the stock market), long-term appreciation in the value of the Portfolio’s shares. The performance of the stock market is reflected in indices, which include, for example, the Dow Jones Industrial Average and the Standard & Poor’s 500 Stock Index.

        The Aggressive Growth Portfolio, as its fundamental policy, invests exclusively in stocks and stock warrants of U.S. companies selected for high profit potential. The price volatility of such investments is expected by the Fund’s investment adviser to be greater than the price volatility of the U.S. stock market as a whole. Such investments may include stocks of companies in high technology industries, companies exploiting or developing new products or services, and companies whose stock is valued primarily for appreciation potential rather than current income. Stocks may be selected for purchase by the Aggressive Growth Portfolio because they have a history of high volatility or because the companies involved have above-average growth in income, profits or sales. The Aggressive Growth Portfolio intends that, at any one time, it will hold stocks from at least twelve different industry groups and that within each industry group it ordinarily will hold the stocks of both large and small companies. The Aggressive Growth Portfolio also purchases stock warrants, which are long-term options to purchase shares of stock at a fixed price.

        Ordinarily at least 60% of the Aggressive Growth Portfolio’s assets will be invested in securities listed on the New York Stock Exchange. The remaining portion of the Portfolio’s assets will be invested in securities listed on the American Stock Exchange or other domestic stock exchange or traded in the over-the-counter market.

        The Aggressive Growth Portfolio will remain fully invested in stock market investments at all times, apart from incidental amounts of cash that ordinarily will not exceed 3% of the Portfolio’s net assets. Accordingly, the success of the Portfolio’s investment policy does not depend on short-term, market timing decisions by the Fund’s investment adviser.

        The Aggressive Growth Portfolio follows the same tax planning and dividend policies as the Fund’s other Portfolios. These policies are intended to lessen a shareholder’s tax liability without reducing his total return (dividends plus appreciation). See “Objectives and Policies” and “Distributions and Taxes.”

        An investment in the Aggressive Growth Portfolio should be considered for the portion of an investor’s capital for which the investor seeks long-term appreciation. Investors should note that, while stocks owned by the Aggressive Growth Portfolio are expected by the Fund’s investment adviser to appreciate in value more rapidly than the stock market, they also are subject to greater risk, especially during periods when the prices of U.S. stock market investments in general are declining.

Risk Factors and Special Considerations

        Investors should review carefully the risks, significant features and other special considerations associated with an investment in the Fund.

        Gold. Gold generates no interest or dividends, offering only the potential for price appreciation. The performance of the Permanent Portfolio will be affected by changes in the price of gold. A decline in the price of gold would tend to reduce the net asset value of shares in the Permanent Portfolio, although in some instances this tendency could be offset by increases in the price of other investments held by the Permanent Portfolio.

        The market for gold is worldwide. The price of gold is subject to the risk that in any country, inflation or the public’s expectation of inflation will decline. The price of gold also can be depressed by large-scale sales of the metal by the U.S. or foreign governments, by other official bodies, or by private parties; by adverse economic conditions in countries where gold is held by the general public; and by governmental prohibitions or restrictions on the private ownership of gold.

        The price of gold has been subject to volatile fluctuations from time to time.

        Silver. The performance of the Permanent Portfolio will be affected by changes in the price of silver.

        Silver is subject to risks similar to those of gold and has shown even greater price volatility than gold. In addition, because of the substantial but variable demand for silver by industrial users, the price of silver is likely to decline in the event of any actual or anticipated decline in the general level of worldwide economic activity.

        Real estate and natural resource company stocks. The performance of the Permanent Portfolio will be affected by changes in the prices of real estate and natural resource company stocks.

        The stocks of real estate and natural resource companies are particularly subject to irregular price fluctuations due to the nature of the assets owned by the companies. Any decline in the general level of prices of oil or real estate would be expected to have an adverse impact on these stocks. The Fund’s management believes that the prices of such stocks are particularly vulnerable to decline in the event of deflationary economic conditions, and that such stocks may be particularly profitable during periods of rising inflation.

        Aggressive growth stocks. The Permanent Portfolio’s investments in this category, and all of the Aggressive Growth Portfolio’s investments, are selected for high profit potential. Such issues tend to appreciate more than the stock market as a whole during periods when stock prices in general are rising, and tend to decline in value more than the stock market as a whole during periods when stock prices in general are falling. In addition, those Portfolios might invest in companies with smaller capitalization, which tend to rely on fewer product lines and smaller customer bases than larger companies. The prices of the stocks in such companies therefore can be expected to be more volatile and influenced more by changes in the economy as a whole.

        U.S. Treasury bills and bonds. The performance of the Permanent Portfolio and the Treasury Bill Portfolio will be affected by changes in the prices and yields of U.S. Treasury securities.

        Although U.S. Treasury bonds are widely considered to be free of any risk of default, their open-market prices are affected by changes in the general level of interest rates. Prices of existing U.S. Treasury securities tend to rise when interest rates are falling, and tend to fall when interest rates are rising. Price fluctuations of long-term U.S. Treasury bonds, such as the bonds held by the Permanent Portfolio, can be as extensive as the price fluctuations of common stocks.

        Prices of U.S. Treasury bills and other short-term U.S. Treasury securities, including those held by the Treasury Bill Portfolio, also fluctuate in response to changes in interest rates. However, such fluctuations ordinarily are minimal compared to other interest bearing instruments.

        Short-term bonds. The short-term corporate bonds in which the Versatile Bond Portfolio and the Permanent Portfolio may invest are not guaranteed by the U.S. government or any government agency and hence are subject to some risk of default. The Versatile Bond Portfolio protects against the risk of default (but does not eliminate it entirely) by diversifying its holdings and by investing only in bonds with remaining maturities of twenty-four months or less and that are rated “A,” “AA” or “AAA” by Standard & Poor’s. An “A” rating by Standard & Poor’s means that the bond has strong capacity to pay interest and principal but is not as strongly protected against the adverse effects of changes in circumstances and economic conditions as bonds rated “AA” or “AAA.” As an additional protection, the Portfolio invests only in bonds that, in the opinion of the Fund’s management, are secure enough to escape default even under deflationary economic conditions. Open-market prices of short-term corporate bonds are affected by changes in the general level of interest rates; such price fluctuations are small in comparison with changes in prices of long-term corporate, municipal or U.S. Treasury bonds. Corporate bonds also may be subject to downward changes in their ratings by Standard & Poor’s and to “call,” or early repayment, at the option of the issuer. The calling of a bond that is trading at a premium over its face value could result in a loss of the premium to the bondholder.

        Foreign investments. The Permanent Portfolio may own investments issued by foreign banks and governments and may own stock in foreign companies or investments held outside the United States.

        Stock in foreign companies may be held in the form of American Depository Receipts (“ADRs”). ADRs are certificates issued by a U.S. bank that represent the right to receive securities of a foreign company deposited in the same bank or in its correspondent bank. In addition, the Fund may direct its custodian to leave gold, silver, Swiss franc assets and other investments in the custody of qualified foreign sub-custodians. The Fund may hold gold and silver bullion in the form of claim accounts with foreign banks.

        In many foreign markets there is less publicly available information about securities, including independent reports and ratings, than in U.S. markets, and accounting and auditing standards often are less strict and less reliable than in the United States.

        Many foreign stock markets are not as developed or efficient as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable United States companies. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, banks and listed companies than in the United States.

        Tax planning. Each Portfolio of the Fund intends to pay per-share dividends only once a year, in amounts at least sufficient to enable the Portfolio to qualify for treatment as a regulated investment company under Subchapter M of the Code. If a Portfolio were to distribute to its shareholders less than the minimum amount required for any year, which the Fund considers unlikely, the Portfolio would become subject to federal income tax for that year on all of its taxable income and recognized gains, even those distributed to its shareholders.

        Target percentages and in-kind redemptions. To avoid liability for corporate federal income tax each year, a Portfolio must, among other things, derive at least 90% of its gross income from items including interest, dividends and gains on sales of securities. Gains on sales of gold and silver by the Permanent Portfolio would not qualify as “gains on sales of securities.” Consequently, in the event of a rapid rise in prices of gold and silver, profitable sales of gold and silver (as might be required for the Permanent Portfolio to adhere to its Target Percentages) could subject the Portfolio to liability for corporate federal income tax. In order to avoid this adverse tax result, the Fund has reserved the right to require redeeming shareholders in the Permanent Portfolio to accept readily tradeable gold or silver bullion or bullion coins in complete or partial payment of redemptions. The bullion or coins would be selected by the Fund from the Permanent Portfolio’s holdings.

        However, in order to reduce the possibility of inconvenience or loss to such redeeming shareholders, the Permanent Portfolio will require a redeeming shareholder to accept an in-kind redemption only if it has arranged a convenient opportunity for the shareholder promptly to sell the bullion or coins through a qualified broker or dealer at a cost not to exceed 2% of their value at the time of the redemption. In the event that a shareholder elected not to use this service, the Fund at its own expense would deliver the bullion or coins to the shareholder, or, at his or her request, to his or her local bank.

        From time to time the Fund, at the request of redeeming shareholders in any Portfolio, may distribute readily tradable assets to the shareholder in payment of his or her redemption. To be accepted by the Fund, any such request for an in-kind redemption must be made in writing. The Fund will accept a request for an in-kind redemption only if it has otherwise decided that the selected asset is suitable for disposition in a transaction consistent with the Portfolio’s investment policies. See “In-Kind Redemptions” in the SAI for a discussion of the Fund’s operating policies for such redemptions.

        For the shareholder, the tax consequences of an in-kind redemption generally would be the same as those of a cash redemption.

        Illiquid securities. The Permanent Portfolio may hold a maximum of 10%, and the Aggressive Growth Portfolio may hold a maximum of 5%, of their net assets in investments that have no ready market for resale and securities for which no readily available market quotation exists. Neither the Treasury Bill Portfolio nor the Versatile Bond Portfolio will hold illiquid securities.

        Regulatory matters. In 1997, the Securities and Exchange Commission (“SEC”) instituted public administrative and cease-and-desist proceedings (“Proceeding”) against the former investment adviser and two former officers and directors of the Fund (“Respondents”). The Fund is not and was not a party to the Proceeding. The administrative law judge (“ALJ”) ruled that the Respondents had committed certain violations of the federal securities laws. On appeal, the SEC upheld the findings of violations made by the ALJ. The SEC’s decision has been appealed to the U.S. Court of Appeals for the Ninth Circuit. The result of that appeal is uncertain at this time.

         In connection with the Proceeding, the Fund advanced certain expenses incurred by the Respondents in their defense. The Fund has not made any such advances since 1999; however, depending on the ultimate outcome of the Proceeding and any related appeal, the Fund may incur additional expenses or may be entitled to the reimbursement of certain expenses it had previously advanced. Among the determinations made by the ALJ in the Proceeding is that the former investment adviser caused the Fund’s Permanent Portfolio to acquire a “call option” prohibited by the Fund’s fundamental investment policies. The Permanent Portfolio continues to hold that investment. See “General Information – Regulatory Matters” in the SAI for a more detailed description of the Proceeding and related matters.

        Unusual features. The Fund’s Portfolios involve many unusual features, including the objectives of providing tax advantages, and investments in a foreign currency, foreign securities and precious metals. These features may result in administrative, financial or tax consequences that are entirely unforeseen.

MANAGEMENT

        The Fund’s Board of Directors has the duty and responsibility of managing the business and affairs of the Fund. Three of the four directors are independent directors, who have no financial interest in the Fund’s investment adviser. The special function of the independent directors is to assure that the Fund deals with its investment adviser at arm’s length and solely for the benefit of the Fund’s shareholders.

        The Fund holds meetings of its shareholders only as may be required by Maryland law. Generally, each shareholder is entitled to cast one vote for each share he owns. A separate vote is taken when a matter affects only one Portfolio.

Investment Adviser

        The Fund retains Pacific Heights Asset Management, LLC (“Pacific Heights” or “Investment Adviser”) as its investment adviser under an Investment Advisory Contract dated November 24, 2002 (“Contract”). Pacific Heights, whose address is located at 600 Montgomery Street, 27th Floor, San Francisco, California 94111, is a limited liability company organized in October 2002 under the laws of the State of California and was registered as an investment adviser on January 3, 2003. Its manager and sole member is Michael J. Cuggino (who is also its President and Chief Executive Officer). Pacific Heights’ business consists solely of managing investment companies.

        While Pacific Heights has only recently been created, Mr. Cuggino, its manager and sole member, has been directly involved in the Fund’s operation for over thirteen years. Mr. Cuggino, who currently serves as a director of the Fund and as its President and Treasurer, has been a Certified Public Accountant since 1988. Prior to his organization of Pacific Heights and its registration as an investment adviser, he served as Treasurer of the Fund since 1993, as a director of the Fund since 1998 and as a consultant to World Money Managers, the Fund’s former investment adviser, since 1991, during all of which time he shared primary responsibility for the activities of the Fund and its former investment adviser. Previously, Mr. Cuggino was employed by Ernst & Young and its predecessor firm, Arthur Young & Company, in various audit and accounting capacities, including Audit Manager, from 1985 through 1991, before establishing an accounting practice in Petaluma, California in 1991. From 1991 through 1992, Mr. Cuggino served as Assistant Treasurer of the Fund, World Money Securities, Inc. (a former broker-dealer investment of the Fund) and Bullion Security Corporation (an investment trust sponsored by a subsidiary of the Fund’s former investment adviser). Since 1993, Mr. Cuggino also served: (i) as Treasurer of World Money Securities, Inc. through 1996; (ii) as Treasurer of Bullion Security Corporation through 2002; and (iii) as Treasurer through 2002 of Passport Financial, Inc., a financial publishing firm.

        The Investment Adviser furnishes the Fund continuously with suggested investment planning and investment advice. The Investment Adviser’s responsibilities (which are performed on its behalf by Mr. Cuggino) include making recommendations concerning the selection, purchase and sale of the Fund’s investments (which are placed by the Mr. Cuggino, its President and Treasurer). The day-to-day administration of the Fund’s activities are the responsibility of Mr. Cuggino. All activities undertaken by the Investment Adviser on behalf of the Fund are subject to the general policy direction of the Fund’s Board of Directors.

        The investment advisory fee payable to the Investment Adviser under the Contract is calculated separately for each Portfolio of the Fund, for each calendar year at the following annual rates of total average daily net assets, computed for each day of each such year on the basis of net assets as of the close of business on the next preceding “full business day,” as defined in the Contract (“Advisory Fee”):

a)	1 and 3/16ths of 1% (1.1875%) of the first $200 million of the Portfolio’s average daily net assets;

b)	7/8ths of 1% (.8750%) of the next $200 million of the Portfolio’s average daily net assets;

c)	13/16ths of 1% (.8125%) of the next $200 million of the Portfolio’s average daily net assets; and

d)	3/4ths of 1% (.7500%) of all of the Portfolio’s average daily net assets in excess of $600 million.

        While the Advisory Fee is higher than the fees of other mutual funds, Pacific Heights absorbs a substantial portion of the Fund’s ordinary operating expenses as described below, a practice that benefits the Fund by limiting its expenses, simplifying its internal accounting and facilitating independent audits. The Investment Adviser also bears the Fund’s distribution expenses. In addition, for at least through the end of calendar year 2004, the Investment Adviser intends voluntarily to waive portions of the Advisory Fee payable by the Treasury Bill Portfolio and by the Versatile Bond Portfolio to the extent that either Portfolio’s Advisory Fee otherwise would exceed an annual rate of 11/16ths of 1% (.6875%), in the case of the Treasury Bill Portfolio, or 13/16ths of 1% (.8125%), in the case of the Versatile Bond Portfolio, of the respective Portfolio’s average daily net assets. The Investment Adviser may continue such voluntary waiver of fees, although it is not required to do so, and reserves the right to revoke, reduce or change the waiver prospectively upon five days written notice to the Fund. Investors should note that the yields of those two Portfolios are enhanced by the fee waiver.

        The Fund also pays for its investment expenses (such as interest on borrowings, taxes and brokerage commissions), the salary expense of the Fund’s officers (including payments under the Fund’s long term disability plan), the fees and expenses of the Fund’s directors, and any and all extraordinary fees, costs and expenses, including those associated with litigation, government investigations or administrative proceedings. The Investment Adviser bears all of the Fund’s other ordinary operating expenses, which may include charges by the Fund’s transfer agent, charges by the Fund’s custodian, accounting fees, auditing and legal fees not associated with litigation, employee and consultant salaries and expenses, rent and occupancy, printing, postage and general administrative expense. The Fund does not pay any of the Investment Adviser’s general or administrative overhead expense.

        All fees and expenses payable by the Fund pursuant to the Contract and attributable only to one Portfolio are borne entirely by that Portfolio; all other such fees and expenses are allocated among the Fund’s Portfolios in proportion to their net assets.

CONSULTANTS

        The Fund and the Investment Adviser have entered into agreements with Harry Browne and Douglas Casey under which those individuals make themselves available for consultation with the Fund and the Investment Adviser on such matters as basic trends in domestic and international finance and on the criteria for evaluating investments. The expense of such agreements is borne by the Investment Adviser. Neither of the consultants advises either the Investment Adviser or the Fund on the selection of specific investments for any Portfolio.

        Harry Browne is a financial author and lecturer. His books include: How You Can Profit from the Coming Devaluation, You Can Profit from a Monetary Crisis, Complete Guide to Swiss Banks, New Profits from the Monetary Crisis, Inflation-Proofing Your Investments (co-authored with Terry Coxon), Investment Rule #1, Why the Best-Laid Investment Plans Usually Go Wrong and The Economic Time Bomb.

        Douglas Casey is an investment author (Crisis Investing, Strategic Investing and The International Man) and the author of an investment advisory service, “The International Speculator.”

DISTRIBUTIONS AND TAXES

        For federal income tax purposes, each Portfolio is treated as a separate corporation.

        To reduce the amount of its income that is taxable currently, each Portfolio will, whenever practical and in accordance with its investment policy, offset realized taxable gains on sales of investments that have risen in price with tax losses from sales of assets that have fallen in price. In addition, the Permanent Portfolio may purchase bonds or notes at a market discount, thereby enabling the Portfolio to defer recognition for tax purposes of a portion of the return on such notes or bonds.

        Each Portfolio intends to continue to qualify annually for treatment as a “regulated investment company” under Subchapter M of the Code. This would permit each Portfolio to deduct distributions of its net investment income and net capital gains to its shareholders, thereby avoiding corporate federal income tax on the income and gains so distributed. Under applicable federal income tax provisions, “distributions” include per-share dividends and also include amounts paid to redeeming shareholders that represent their share of a Portfolio’s undistributed earnings and profits. For redeeming shareholders, however, the entire redemption proceeds generally are treated as proceeds from the sale of shares and not as a distribution of income or gain realized by the Portfolio. See “General Information” in the SAI.

        In order to reduce the current tax burden of a Portfolio’s investors on their shares of the Portfolio’s income and gains, each Portfolio intends to pay per-share dividends only in amounts judged sufficient by the Fund’s Board of Directors to enable the Portfolio to qualify for treatment under Subchapter M, thereby avoiding corporate federal income tax to the extent of such dividends. Under the Code, a Portfolio is required to distribute as dividends at least 90% of its investment company taxable income to qualify for such treatment.

        The amount of a Portfolio’s net investment income per share that is distributed through redemption payments rather than as per-share dividends is reflected for financial accounting purposes in the same Portfolio’s net asset value per share. Thus, while the Fund’s dividend policy may reduce a shareholder’s tax burden on his share of a Portfolio’s realized income and capital gains, it should not reduce the shareholder’s total return (dividends plus change in net asset value) on his investment.

        Dividends, if any, are paid only once a year, ordinarily in December. Until paid, amounts earmarked for dividends are retained by the Portfolio from which they are payable and contribute to its net asset value and ability to earn interest, dividends and gains. Dividend payments reduce a Portfolio’s net asset value per share.

        Shareholders may benefit from the Fund’s dividend policy described under “Objectives and Policies,” depending upon their personal tax circumstances. This benefit is reduced by the payment of the federal excise tax discussed below. Generally, the benefits are greater for shareholders who hold their shares for longer periods. A shareholder who is accumulating assets over a period of years may achieve a higher after-tax return as a result of the Fund’s dividend policy, since all of the portion of his or her return not distributed, consisting of appreciation, remains invested in the Fund, without any reduction by current federal income tax. A shareholder who redeems portions of his or her shares from time to time also may achieve a higher after-tax return as a result of the Fund’s dividend policy, since the appreciation on the remaining shares may continue to remain invested in the Fund free of current federal income tax. (Such a shareholder should note, however, that his or her benefit is achieved by deferring, not by eliminating, the payment of taxes; thus the overall benefit may be small if he or she holds his or her shares for only a few years.) And, in the case of shares that pass to a shareholder’s estate or heirs, the potential federal income tax liability for previous appreciation may be eliminated entirely through the operation of federal income tax provisions that grant a step-up in the tax basis of property left to an estate or heir. Other capital assets may provide similar tax advantages but be subject to different risks than an investment in the Fund.

         Dividends from net investment income and the excess of net short-term capital gains over net long-term capital losses will be taxable to shareholders as ordinary income, even though in some cases the income will have been earned by the Portfolio before the investor became a shareholder. As a result of the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (“2003 Act”), the part, if any, of those dividends a Portfolio pays that is attributable to “qualified dividend income” (i.e., dividends received on stock of U.S. and certain foreign corporations with respect to which the Portfolio satisfies certain holding period, debt-financing, and other restrictions) generally will be subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to the shares on which the Portfolio dividends were paid. A portion of those dividends – not exceeding the aggregate dividends a Portfolio receives from domestic corporations only – also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt-financing, and other restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. No part of the income dividends the Treasury Bill Portfolio or the Versatile Bond Portfolio pays is expected to qualify for that rate or deduction. Dividends from net capital gains, if any, will be taxable to shareholders as long-term capital gains regardless of how briefly their shares have been held and regardless of when the gains were earned by the Portfolio. Those dividends also will be subject to the 15% maximum federal income tax rate for individual shareholders; capital gain dividends to corporate shareholders, however, will remain subject to federal income tax at a maximum rate of 35%. Shareholders will be sent a statement after the end of each calendar year showing their total dividends (during that year) from net investment income and net capital gains. Those statements will indicate the extent to which those dividends are “qualified dividend income.”

        Dividends may be automatically reinvested in additional shares of the same Portfolio if requested. See “Shareholder Account Services and Privileges – Distribution Options.”

         Any capital gain an individual shareholder recognizes on a redemption of his or her Portfolio shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate. The 2003 Act did not change the tax rate on short-term capital gains, which will continue to be taxed at the ordinary income rate.

        Each Portfolio must withhold and remit to the U.S. Treasury 28% of dividends and redemption proceeds (regardless of the extent to which any gain or loss is realized) otherwise payable to any individual or certain other noncorporate shareholder who fails to provide a correct taxpayer identification number to the Fund (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate is also required from each Portfolio’s dividends otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Other withholding requirements may apply to certain foreign shareholders.

        Each Portfolio has incurred and will likely continue to incur a federal excise tax of 4%, which is imposed on its undistributed income and capital gains, if any. Undistributed income to which the excise tax applies would include amounts, if any, that a Portfolio in reliance on the judgment of the Fund’s Board of Directors has not timely distributed under Subchapter M of the Code. Such excise tax reduces a Portfolio’s net asset value; however, such undistributed income and capital gain is retained by each Portfolio and is available to earn further interest, dividends and gains.

        Conversion transactions. All or a portion of any gain on a “conversion transaction” (as defined in the Code and including, among others, any transaction that is marketed or sold as producing capital gains from a transaction substantially all of the taxpayer’s expected return from which is attributable to the time value of the taxpayer’s net investment therein) that otherwise would be capital gain is recharacterized as ordinary income. Although the provisions on conversion transactions should not apply to investments in the Treasury Bill Portfolio, it is uncertain whether the Internal Revenue Service would agree with this conclusion. You should consult your own tax adviser for further information regarding this matter.

COMPUTATION OF NET ASSET VALUES

        The Fund makes a separate calculation of each Portfolio’s net asset value per share at the close of business of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) every day that the Exchange is open for trading (“business day”). All requests received for purchases and requests for redemptions of shares in each Portfolio are executed at a price equal to the Portfolio’s net asset value per share as next computed following receipt thereof by the Fund’s transfer agent.

        Investments are valued primarily at market value on the basis of the most recent price on the exchange on which they are principally traded, or, if not available, by a method which the Fund’s Board of Directors in good faith believes accurately reflects fair value. If there is no trading in an investment on a business day, the investment will be valued at the mean between its bid and asked prices. Short-term securities are marked to market daily. Gold and silver are valued at the closing spot price on the New York Commodity Exchange, a regulated U.S. commodity futures exchange. Foreign securities traded on an exchange are valued on the basis of market quotations most recently available from that exchange. If the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. Investments for which bona fide market quotations are not readily available will be valued at fair value pursuant to policies approved by the Fund’s Board of Directors.

        Current net asset value information for the Fund’s Portfolios may be obtained by checking newspaper listings under the heading “Perm Port Funds” or similar abbreviation.

PURCHASE OF SHARES FROM THE FUND

        Shares in the Permanent Portfolio, the Treasury Bill Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio are offered for sale continuously by the Fund. Investors may purchase such shares directly from the Fund without payment of commission or sales load. You should read this entire Prospectus carefully before investing.

        The minimum initial investment in any Portfolio is $1,000 for regular accounts and individual retirement accounts. Shareholders may make additional investments at any time, in either type of account, in minimum amounts of $100 per Portfolio. All requests for purchases of shares accompanied by payment therefore are effected at a price equal to the net asset value per share next computed after receipt of the properly completed request by the Fund’s transfer agent. Payment should be made by check drawn on a U.S. bank, savings and loan or credit union, or sent by bank wire. The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks for investment in any of its Portfolios. A service fee of $25 will be deducted from a Shareholder’s Account for any purchases made (including those made with checks, ACH transfers or stopped payments) that do not clear due to insufficient funds.

        Investment by mail. To purchase shares in any of the Fund’s Portfolios by mail, simply complete and sign the accompanying Shareholder Account Application and mail it, together with a check payable through a U.S. bank for the amount of your initial investment, to Permanent Portfolio Family of Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201. (If you use an overnight delivery service other than U.S. mail, send your Application and check to Permanent Portfolio Family of Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.) Please make your investment check payable to “Permanent Portfolio Family of Funds, Inc.”

        Investment by telephone. If you have completed the Telephone Purchase Authorization section of the Shareholder Account Application, you may purchase additional shares in any of the Fund’s Portfolios by calling the Fund’s transfer agent at (800) 341-8900. Investing by telephone allows you to move money from your bank account to your Shareholder Account upon request, provided that your bank account is held at a bank which is an Automated Clearing House (“ACH”) member or a member of the Federal Reserve system. Be sure to allow approximately fifteen calendar days after receipt by the transfer agent of the Telephone Purchase Authorization before making a purchase of shares by telephone. You may not use a telephone transaction for an initial purchase of shares. To have Fund shares purchased at the net asset value determined at the close of regular trading on a given date, the transfer agent must receive both your purchase order and EFT payment through the ACH system prior to the close of regular trading on such a date. Most transfers are completed within two-to-three business days.

        Investment by wire. To make an investment in any of the Fund’s Portfolios by wire, please call the Fund’s transfer agent at (800) 341-8900 to notify the Fund as to which Portfolio(s) you wish to invest, and to verify the proper wire instructions so that the wire transfer is properly applied when received. Then, send the wire to: U.S. Bank, N.A., 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202; ABA# 075000022; For credit to U.S. Bancorp Fund Services, LLC; Account# 112-952-137; For further credit to Permanent Portfolio Family of Funds, Inc., Shareholder name and account number. If you are making an initial investment in the Fund by wire, you should immediately complete and sign a Shareholder Account Application, then send it to the transfer agent at, Permanent Portfolio Family of Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201, before sending the wire. If you are making an additional investment, the bank wire must include your Shareholder Account number and a message indicating that you wish to make a purchase in a specific Portfolio(s) in the stated amount(s). Your bank may assess a charge for use of a bank wire and the Fund is not responsible for any delays resulting from the banking or Federal Reserve wire system.

        Additional investments. After your initial investment has been accepted (regardless of whether made by mail, telephone or wire), you will receive a confirmation of your purchase. A form which should be used to make additional purchases by mail will accompany the confirmation. (It will not be necessary to fill out another Shareholder Account Application, even if you are investing for the first time in another Portfolio.) Please indicate clearly the Portfolio(s) in which the additional investment is to be made. If an additional investment is to be made by wire, you should call the Fund’s transfer agent at (800) 341-8900 before sending the wire. All subsequent purchase requests, regardless of how they are made, must include your Shareholder Account number.

        Automatic investment plan. Shareholders may add systematically to their investment in any of the Fund’s Portfolios by enrolling in the Fund’s Automatic Investment Plan. See “Shareholder Account Services and Privileges – Automatic Investment Plan.”

        Investing through brokers or agents. Investors may invest in any of the Fund’s Portfolios through brokers or other agents who have entered into distribution or account servicing agreements with the Fund’s distributor, Quasar Distributors, LLC. Such brokers or agents may set their own initial and/or subsequent investment minimums, and may, at their discretion, charge fees or other expenses to purchase or redeem shares in the Fund’s Portfolios.

        Anti-money laundering program. In compliance with the USA Patriot Act of 2001, please note that the Fund’s transfer agent will verify certain information on your Shareholder Account Application as part of the Fund’s Anti-Money Laundering (“AML”) Program. As requested on the Shareholder Account Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund’s transfer agent at (800) 341-8900 if you need additional assistance when completing your Shareholder Account Application. If the Fund’s transfer agent is unable to obtain verification of the identity of a Shareholder, the Shareholder Account Application will be rejected or the shareholder will not be allowed to perform a transaction on the Shareholder Account until such information is received. The Fund may also reserve the right to close the Shareholder Account within five business days if clarifying information/documentation is not received.

        If a shareholder sends money to the Fund without clearly indicating how it is to be invested, the Fund’s policy is to treat the money as an investment in the Treasury Bill Portfolio.

        The Fund reserves the right to reject investments in part or in whole.

REDEMPTION OF SHARES BY THE FUND

        Shareholders may redeem all or some of their shares in any Portfolio.

        Subject to the limitations noted below, requests for redemption will be accepted on any business day. The price paid to the redeeming shareholder is the Portfolio’s net asset value per share next computed after receipt by the Fund’s transfer agent of the properly completed redemption request.

        Redemption requests must be accompanied by share certificates, if issued, and must be sent to the transfer agent. The Fund may refuse redemption requests not made in the proper manner.

Written Redemption Requests

        Normally the shareholder’s signature on a written redemption request (and on the share certificate, if issued) must match exactly the name on the Shareholder Account and must be guaranteed by an eligible guarantor institution. Eligible guarantor institutions include banks, trust companies, brokers, dealers, municipal or government securities brokers or dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations, provided that they are members of STAMP (Securities Transfer Agents Medallion Program). Signature guarantees from institutions that are not STAMP members and notarizations from Notaries Public will not be accepted. (Shareholders may verify that a guarantor institution is a member of STAMP by contacting the STAMP administrator, Kemark Financial Services, at (800) 348-2724, or the Fund’s transfer agent.) The signature guarantee must be in proper form and undated. For protection of the shareholder and the Fund, additional documentation may be required for redemption of shares held in corporate, partnership, trust or fiduciary accounts.

        However, by completing the appropriate section of the Shareholder Account Application (“Redemption by Telephone and Without Signature Guarantee”), an investor may authorize the Fund to honor redemption requests without signature guarantee. The lack of the signature guarantee does not render the Fund responsible for the authenticity of the signature or of telephone redemption requests. While the Fund will employ reasonable procedures to confirm telephone instructions, such as verification of certain information with the caller, the investor will bear the risk of loss from any such request that is unauthorized. Such a redemption request would be processed as though it had been made by telephone (see below), and the cash proceeds would be sent by check, EFT or if requested, by bank-to-bank wire, to the shareholder’s bank account or address of record.

        Investors who wish to avoid the possible inconvenience and delay of obtaining an acceptable signature guarantee should carefully consider authorizing the Fund to accept redemption requests without signature guarantee. Such authorization requires the signature of all of the registered owners of a Shareholder Account on a written redemption request.

Telephone Redemption Requests

        A shareholder who is authorized to perform telephone transactions (through the Shareholder Account Application or by subsequent arrangement with the Fund in writing) or a shareholder who has authorized the Fund to honor redemption requests without signature guarantee may submit redemption requests by telephone. Telephone requests are made by calling the Fund’s transfer agent at (800) 341-8900. The cash proceeds of redemptions requested by telephone, or in writing without a signature guarantee, will be sent by check (via first-class mail), or sent by EFT. EFT funds are typically credited within two days after the redemption request. As an optional alternative, the redeeming shareholder may also request that the cash proceeds be sent by bank-to-bank wire. Whether remitted by check, EFT or by bank wire, the redemption proceeds will be addressed only to the shareholder’s address of record or bank account of record (which must be a member of, or have a correspondent relationship with a member of, the Federal Reserve system for wire transfers, or must be an ACH member for EFTs).

        If the redeeming shareholder requests a wire transfer, the transfer agent’s bank will charge the shareholder its customary fee for a wire transfer, which currently is $15. The fee will be deducted from the proceeds of the redemption. A shareholder should ascertain and verify that his or her bank will accept a “federal funds” wire transfer before requesting that the proceeds of a redemption be sent by bank wire. Failure to do so may result in delay in receiving the redemption proceeds and in additional bank-wire fees which will be charged to the shareholder.

        No telephone requests will be honored to redeem shares for which certificates have been issued and are outstanding.

        Telephone exchanges of shares held in an IRA Plan will be accepted only if the proceeds are to be applied to the purchase of shares in another Portfolio within the Fund’s IRA Plans. See “Shareholder Account Services and Privileges – Portfolio Exchange.” A shareholder may not exchange by telephone any investment in the Fund’s IRA Plans to a Shareholder Account outside of his or her IRA Plan.

Redemption Limitations

        The Fund ordinarily will honor a valid redemption request at the Portfolio’s net asset value per share next computed after receipt by the Fund’s transfer agent of the properly completed redemption request, and by law must pay it within seven calendar days following the redemption. However, the Fund may delay payment of a request to redeem shares purchased by check until the Fund is certain that the check has cleared, which may take up to twelve calendar days after the issuance of the shares. Shares for which certificates have been issued may not be redeemed until the certificates have been returned to the transfer agent. Neither the Fund, the Investment Adviser, the transfer agent, nor any of their agents is responsible for losses sustained by a shareholder as a result of their acting on any authorized instruction or authorization on the shareholder’s Shareholder Account Application or otherwise in connection with redemption of his or her shares in the Fund.

        The right to redeem may be limited or suspended by the Fund, or the payment date postponed, for any period during which the New York Stock Exchange is closed or during any emergency or other period for which the SEC has permitted or required a suspension for the protection of shareholders.

        The Fund may redeem an investor’s shares in any Portfolio at any time that the value of the shares is less than $500 other than by reason of a decline in their net asset value. The Fund will notify such an investor at least thirty days prior to effecting such a redemption.

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

        When an investor makes his or her initial investment in one of the Fund’s Portfolios, a Shareholder Account is opened in accordance with his or her Shareholder Account Application. Subsequent investments by the shareholder in any Portfolio will be added to his or her same Shareholder Account. Fund shareholders will receive a confirmation statement showing each transaction in their Shareholder Account, along with a summary of the status of the account as of the transaction date. A shareholder may inquire about his or her Shareholder Account by mail or by telephone. See “Custodian, Transfer Agent and Dividend-Disbursing Agent.”

        Certain optional services and privileges are available with a Shareholder Account, as described below. Some of the services involve a fee; a shareholder will incur the fee only if he or she uses the service. Shareholders who do not use a particular service do not bear the cost of providing the service to other shareholders.

Automatic Investment Plan

        The Fund’s Automatic Investment Plan allows shareholders to invest in any Portfolio on a regular schedule. To participate in the Plan, a shareholder should complete the Optional Automatic Investment Plan Section of the Shareholder Account Application which authorizes the Fund’s transfer agent to deduct a specified dollar amount from the shareholder’s checking account (minimum investment $100 per Portfolio each month) and apply that amount to purchase shares in the Portfolio selected by the shareholder. These deductions may be scheduled for any day of the month. Once established, a shareholder should allow fifteen calendar days prior to the initial transaction under the Automatic Investment Plan. The Plan is free of charge and is available to shareholders in all of the Fund’s Portfolios; the costs of administering the Plan are borne by the Investment Adviser. A shareholder that holds Portfolio shares in an IRA Plan is also eligible to participate in the Automatic Investment Plan. An Automatic Investment Plan may be terminated or suspended at any time, either by the shareholder or by the Fund. A service fee of $25 will be deducted from a shareholder’s Shareholder Account for any transactions that do not clear due to insufficient funds.

Portfolio Exchange

        Shareholders may redeem shares in one Portfolio and simultaneously invest the proceeds in another Portfolio. Such a transaction would constitute a taxable event to the shareholder. By completing the appropriate section of the Shareholder Account Application (“Portfolio Exchange”), an investor may authorize the Fund to accept Portfolio Exchange instructions by telephone and in writing without a signature guarantee. Each Portfolio Exchange made by telephone is subject to a charge of $5 by the Fund’s transfer agent. A request submitted in writing and signed by all registered owners of a Shareholder Account will not be charged a fee for a Portfolio Exchange. If you are unable to execute a Portfolio Exchange by telephone, you should consider sending your Portfolio Exchange request by mail.

        An individual who has both a regular Shareholder Account and a Shareholder Account in an IRA Plan, in exactly the same name, may use a Portfolio Exchange to redeem shares from his or her regular account and purchase shares in his or her IRA Plan account. An IRA contribution effected in this manner is subject, for federal income tax purposes, to the same conditions and limitations that apply to IRA contributions generally.

Distribution Options

        A shareholder may request that all dividends, including distributions of net long-term capital gains, be automatically reinvested in shares of the same Portfolio.

         If a shareholder elects to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s Shareholder Account at the Fund’s current net asset value and to reinvest all subsequent distributions.

        A shareholder’s tax liability for dividends is not reduced by reinvesting dividends (whether through Distribution Options or otherwise) in additional Fund shares.

Systematic Withdrawal Plan

        An investor whose Shareholder Account totals at least $5,000 may establish a Systematic Withdrawal Plan under which shares with a value predesignated by him (but at least $100) are automatically redeemed either monthly or quarterly. Withdrawal payments ordinarily will be mailed the next business day after the end of the withdrawal period. Once established, a shareholder should allow fifteen calendar days prior to the initial transaction under the Systematic Withdrawal Plan.

        Systematic Withdrawal Plan payments are financed by the automatic redemption from the shareholder’s account of the necessary number of shares to pay the shareholder the amount of cash requested. Redemptions can be made on any day of the month. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance Systematic Withdrawal Plan payments of a given amount will vary from payment to payment.

        If a shareholder owns shares in more than one Portfolio, he or she may designate the Portfolio from which the redemptions under a Systematic Withdrawal Plan will be made.

        If a shareholder expects to make additional purchases of a Portfolio, it may not be to his or her advantage to participate in the Systematic Withdrawal Plan because of the adverse tax consequences of making contemporaneous purchases and redemptions.

        A Systematic Withdrawal Plan may be terminated or suspended at any time, either by the shareholder, by telephone or in writing, or by the Fund. No separate charge is made for a Systematic Withdrawal Plan; the costs of administering the Plan are borne by the Investment Adviser.

Individual Retirement Account Plans

         Eligible taxpayers may contribute up to the lesser of: (i) $3,000 for 2004 ($4,000 for 2005), in each case increased by $500 for a taxpayer who attains age 50 before the close of the year; or (ii) the taxpayer’s income earned from wages, salary and self-employment (“Contribution Limit”) to an individual retirement account (“Traditional IRA”). Such annual contributions generally are deductible by the taxpayer in computing his or her adjusted gross income for federal income tax purposes, if he or she does not participate in an employer sponsored retirement plan or if his or her adjusted gross income does not exceed certain limits. All investment earnings in a Traditional IRA accumulate tax-free until withdrawn, usually at retirement. In addition, deductible contributions can be made to a Traditional IRA for the non-employed spouse of a person who is employed. With certain limitations, amounts withdrawn from a Traditional IRA or received as a lump-sum distribution from a corporate pension or profit-sharing plan or from a Keogh plan can be rolled over without tax into a new IRA. Also, a Traditional IRA may be used in connection with a simplified employee pension plan (“SEP”) maintained by a taxpayer’s employer.

         In addition, an eligible taxpayer may contribute to a Roth IRA for any year an amount up to the excess of the applicable Contribution Limit over any amount the taxpayer contributed to a Traditional IRA for that year. Those contributions are nondeductible, but the assets in the Roth IRA accumulate income without being taxed, and qualifying distributions are generally tax-free. Additionally, unlike a Traditional IRA, there is no rule against making contributions to a Roth IRA after turning age 70 1/2, and there’s no requirement to begin making minimum withdrawals at that age. A Roth IRA can be used instead of a Traditional IRA, to replace an existing Traditional IRA, or to complement a Traditional IRA.

        Under the terms of the Fund’s IRA Plans (including both Traditional and Roth IRAs), contributions are invested in shares of the Portfolio(s) selected by the shareholder, and all dividends and distributions are reinvested in additional shares of the distributing Portfolio(s).

        U.S. Bank, N.A., Milwaukee, Wisconsin (a subsidiary of which is the Fund’s transfer agent), acts as custodian for each Shareholder Account opened under an IRA Plan and charges the fees described in the IRA Plan materials (including the Disclosure Statement and the Custodial Account Agreement) which are available upon request to the Shareholder Services Office. Please read the Disclosure Statement and Custodial Account Agreement carefully before opening a Shareholder Account in the Fund’s IRA Plans.

        Shareholder services available with a regular Shareholder Account (including Automatic Investment Plan, Portfolio Exchange, Distribution Options and Systematic Withdrawal Plan) are also available with an IRA Plan, but are subject to such limitations as the Fund or the IRA Plan custodian may impose from time to time, and are subject to a separate account maintenance fee. Shares held in an IRA Plan may not be redeemed by means of a check redemption, nor may they be redeemed by telephone except as part of a Portfolio Exchange.

Check Redemptions – Treasury Bill Portfolio and Versatile Bond Portfolio Only

        Investors who have completed the appropriate section of the Shareholder Account Application (“Redemption by Check”) may redeem shares in the Treasury Bill Portfolio or in the Versatile Bond Portfolio by writing a redemption check, as explained below. Such checks may be deposited by a shareholder in his or her local bank account or used to make payments to third parties.

        A book of personalized checks drawn on U.S. Bank, N.A. will be sent upon request to a shareholder maintaining a regular Shareholder Account. The checks will be preprinted for use with the Portfolio for which the shareholder requests check redemption. (Shareholders wishing to write checks on both Portfolios will be provided with two separate books of checks.) When a check signed by the shareholder is presented for payment by U.S. Bank, N.A., the Fund redeems a sufficient number of the shareholder’s shares in the appropriate Portfolio to pay the check. Please note that a check can be used to redeem shares only in the Portfolio preprinted on the face of the check.

        Shares for which certificates have been issued and not returned to the Fund’s transfer agent may not be redeemed by check! Please do not write redemption checks for which insufficient shares are available; such checks will be returned unpaid, and your Shareholder Account will be charged a “bad check” fee of $25. Because the prices of the Fund’s shares fluctuate, the number of shares redeemed to finance a check redemption of a given amount will vary. Neither the Fund, the Investment Adviser, nor the transfer agent bears any responsibility in regard to the payment or non-payment of redemption checks by U.S. Bank, N.A.

        The check redemption privilege is offered by the Fund as a convenience to its shareholders. There is no limit to the number of checks a shareholder may write, nor is any minimum check amount required. However, check redemptions are not intended to be used as a substitute for a bank checking account. The fee for each check redemption is $1, which is collected by redeeming an additional fraction of a share from the shareholder’s account.

        Shares held in an IRA Plan may not be redeemed by check redemption.

Limitations

         The Fund’s management has designed the foregoing services and privileges in accordance with its intention to provide its shareholders with a flexible tool for their investing. However, the Fund’s Portfolios are intended to be used as long-term investments, and the Fund may take steps to deter excessive short-term trading in its Portfolios’ shares. In addition, the Fund’s Portfolios may alter, limit or suspend the foregoing services and privileges (including Check Redemptions, Automatic Investment Plan, Portfolio Exchange, Distribution Options or Systematic Withdrawal Plan) at any time without notice.

SERVICE CHARGES

        The Investment Adviser charges each investor a one-time account start-up fee of $35. An investor pays this fee only once, even if he or she invests in more than one Portfolio, and even if he or she maintains both an IRA Plan Account and a regular Shareholder Account with the Fund in exactly the same name and address. This fee is deducted from the investor’s initial investment and will be deducted a second time only if a former shareholder opens a new Shareholder Account.

        The one-time account start-up fee offsets a portion of the costs associated with establishing an account for each shareholder. The Fund’s Board of Directors considers that the amount of such fee is lower than that which the Fund might have paid to obtain comparable services from unaffiliated parties.

        A current shareholder may invest in one or more additional Portfolios without incurring an additional account start-up fee.

DISTRIBUTION OF SHARES

        The Fund’s distributor for each of its Portfolios is Quasar Distributors, LLC (“Distributor”), an affiliate of U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Distributor is a broker-dealer registered with the SEC and is a member of the National Association of Security Dealers, Inc. Shares in each of the Fund’s Portfolios are offered on a continuous basis by the Distributor.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

        The Fund’s custodian is State Street Bank and Trust Company (“Custodian”), located in Boston, Massachusetts.

        The Fund’s transfer agent and dividend-disbursing agent is U.S. Bancorp Fund Services, LLC (“Transfer Agent”), telephone number (800) 341-8900. The Transfer Agent’s primary offices are located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. Correspondence should be addressed to P.O. Box 701, Milwaukee, Wisconsin 53201.

REPORTS

        The Fund sends its shareholders financial statements, including a report of each Portfolio’s investment holdings, every six months. The Fund’s fiscal year ends on January 31. Further information about the performance of the Fund is contained in the Fund’s Annual Report to Shareholders for the year ended January 31, 2004. A copy of the Annual Report to Shareholders is available without charge from the Shareholder Services Office.

        Tait, Weller & Baker has been selected by the Board of Directors as the independent auditors of the Fund for the fiscal year ending January 31, 2005.

Advertising

        From time to time the Fund may advertise its yield or total return in accordance with applicable federal securities regulations.

No Person is authorized to give any information or to make any representation not contained in this Prospectus in connection with the matters described herein. If given or made, such information or representation must not be relied upon as having been authorized.

Investment Adviser
Pacific Heights Asset Management, LLC San Francisco, California

Consultants to the Fund
Harry Browne Douglas Casey

Custodian
State Street Bank and Trust Company Boston, Massachusetts

Distributor
Quasar Distributors, LLC Milwaukee, Wisconsin

Transfer Agent
U.S. Bancorp Fund Services, LLC Milwaukee, Wisconsin

Additional information about the Fund’s investments
is available in the Fund’s Annual and Semi-Annual
Reports to shareholders. In the Fund’s Annual
Report, you will find a discussion of the market
conditions and investment strategies that sig-	including
nificantly affected the Fund’s performance during
its last fiscal year. The Fund’s Statement of	Permanent Portfolio,
Additional Information (“SAI”), which has been	(Symbol PRPFX)
filed with the Securities and Exchange Commission
(“SEC”), also provides additional information about	Treasury Bill Portfolio,
the Fund and is incorporated herein by reference	(Symbol PRTBX)
(a legal part of this Prospectus).
Versatile Bond Portfolio
Information about the Fund (including the SAI)	(Symbol PRVBX)
can be reviewed and copied at the SEC’s Public
Reference Room in Washington, D.C. Information	and
on the operation of the Public Reference Room
may be obtained by calling the SEC at (202) 942-8090.	Aggressive Growth Portfolio
Reports and other information about the Fund are	(Symbol PAGRX)
available on the EDGAR Database on the SEC’s
Internet site at http://www.sec.gov and copies
of this information may be obtained, upon payment
of a duplication fee, by electronic request at the
following e-mail address: publicinfo@sec.gov,
or by writing the Public Reference Section of the
SEC, Washington, D.C. 20549-0102.

To obtain a copy of the Fund’s SAI or Annual and
Semi-Annual Reports free of charge, to request
other information about the Fund, or to make
shareholder inquiries, please write or call:

Shareholder Services Office	Prospectus (Investment Company Act File No. 811-3379)
(800) 531-5142 (254) 527-3102 • FAX (254) 527-3406